UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Professional Diversity Network, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 30, 2026

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Professional Diversity Network, Inc. (the “Company”). The meeting will be held in the main conference room at the Company’s offices at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, on June 23, 2026, at 9:00 a.m., Central Time.

At the meeting, you and the other stockholders will be asked to vote on the proposals described in detail in the notice of meeting on the following page and the accompanying proxy statement. The proxy materials are being mailed on or about April 30, 2026, to our stockholders of record and beneficial owners as of the close of business on the record date, April 28, 2026.

It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the meeting in person, please vote electronically via the Internet, by telephone or by completing, signing, dating and returning the proxy card included with a paper copy of the proxy statement as promptly as possible. See “Voting” in the proxy statement for more details. Voting electronically, by telephone or returning your proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

Thank you for your continued interest in the Company. We look forward to seeing you at the meeting.

Sincerely,

/s/ Xun Wu
Xun Wu
Chief Executive Officer

PROFESSIONAL DIVERSITY NETWORK, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 23, 2026

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Professional Diversity Network, Inc., a Delaware corporation (the “Company”), will be held in the main conference room at the Company’s offices, at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, on June 23, 2026, at 9:00 a.m., Central Time, for the following purposes:

1. To elect seven (7) directors to serve until the next Annual Meeting of Stockholders (and until their successors are duly elected and qualified);

2. To ratify the appointment by the Company's Audit Committee of SR CPA & Co. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026;

3. To conduct an advisory vote on the compensation of our named executive officers;

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 28, 2026 as the record date for the determination of the holders of our shares of common stock, par value $0.01 per share (“Common Stock”), entitled to notice of and to vote on all matters presented at the Annual Meeting and at any adjournments or postponements.

A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company’s offices, at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, and will also be available for examination by any stockholder at the Annual Meeting until its adjournment.

Your vote is very important. Please submit your proxy as soon as possible by using the Internet, telephone or mail. Submitting your proxy by one of these methods will ensure your representation at the Annual Meeting regardless of whether you attend the meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy as described in the proxy statement so that your vote will be counted if you are unable to attend the Annual Meeting.

Proxy materials for the Annual Meeting will be distributed to holders of our Common Stock via the internet under the “notice and access” provision outlined by the rules of the Securities and Exchange Commission (the “SEC”). Accordingly, on or about April 30, 2026, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to holders of our Common Stock. The Notice contains instructions on how to access proxy materials on the internet, including the proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2025.

Stockholders who prefer to receive a paper copy of our proxy materials, should follow the instructions included in the Notice.

Important Note Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 23, 2026:

Copies of the proxy statement and of our annual report for the fiscal year ended December 31, 2025 are available by visiting the following website: www.proxyvote.com.

By Order of the Board of Directors

/s/ Hao (Howard) Zhang
Hao (Howard) Zhang
Chairman of the Board

Chicago, Illinois

April 30, 2026

PROFESSIONAL DIVERSITY NETWORK, INC.

PROXY STATEMENT

PROXY STATEMENT

Professional Diversity Network, Inc.

55 E. Monroe Street, Suite 2120

Chicago, Illinois 60603

ANNUAL MEETING

To Be Held on June 23, 2026

The enclosed proxy is solicited by and on behalf of the board of directors (the “Board”) of Professional Diversity Network, Inc., a Delaware corporation (“Professional Diversity Network,” the “Company,” “PDN,” “we,” “us,” or “our”), for use at Professional Diversity Network’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 23, 2026 at 9:00 a.m., Central Time, in the main conference room at the Company’s offices, at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

We anticipate that mailing of this proxy statement (this “Proxy Statement”) and form of proxy to our stockholders, or the mailing of the Notice of Internet Availability of Proxy Materials, will commence on or about April 30, 2026. This Proxy Statement and the form of proxy relating to the Annual Meeting will also be made available on the Internet to stockholders on the date that the proxy materials are first sent.

Record Date and Outstanding Shares

The Board has fixed the close of business on April 28, 2026 as the record date for the Annual Meeting (the “Record Date”). Only holders of record of common stock, $0.01 par value per share (“Common Stock”), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each holder of Common Stock on the Record Date is entitled to one vote for each share on all matters to be voted upon at the Annual Meeting. As of the close of business on the Record Date, there were approximately 10,524,032 shares of Common Stock outstanding and entitled to vote.

Quorum and Vote Required

Quorum. The holders of record of a majority of the aggregate voting power of the Common Stock issued and outstanding and entitled to be voted, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment or postponement thereof. In the event there are not sufficient shares present to establish a quorum or to approve proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Vote Required. Holders of Common Stock are entitled to one vote for each share held as of the Record Date on all matters to be voted on. In the election of directors (Proposal 1), the Board will be elected by a plurality of the voting power of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. Each stockholder is entitled to vote in favor or withhold his, her or its vote with respect to each individual nominee or all nominees. Votes that are withheld will have no effect on the outcome of the election of directors. The Company’s Bylaws provide that, except as otherwise provided by applicable law, the Company’s Certificate of Incorporation or the Bylaws, all matters other than the election of directors will be decided by the vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on the matter, provided that a quorum is present. Consequently, the affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on such proposal is required to approve Proposal 2 (Ratifying the Selection of Auditing Firm) and Proposal 3 (Advisory Vote on Executive Compensation).

Abstentions and Withheld Votes. Abstentions and (in the case of director elections) withheld votes will be counted for purposes of determining a quorum at the Annual Meeting. Withheld votes will have no effect on the outcome of Proposal 1 (Election of Directors). Abstentions will have the same effect as a vote against Proposal 2 (Ratifying the Selection of Auditing Firm), and Proposal 3 (Advisory Vote on Executive Compensation).

Broker Discretionary Voting. If your shares are held in a brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being sent to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote. If you do not give instructions to your brokerage firm or bank, it will still be able to vote your shares with respect to “discretionary” proposals, but will not be allowed to vote your shares with respect to “non-discretionary” proposals. The Company expects that Proposal 2 (Ratifying the Selection of Auditing Firm) will be considered to be a discretionary proposal on which banks and brokerage firms may vote. The Company expects that all other proposals being presented to stockholders at the Annual Meeting will be considered to be non-discretionary items on which banks and brokerage firms may not vote without instruction. Therefore, if you do not instruct your broker or bank regarding how you would like your shares to be voted, your bank or brokerage firm will not be able to vote on your behalf with respect to these proposals. In the case of these non-discretionary items, the shares will be treated as “broker non-votes.” Broker non-votes are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter. Your failure to give instructions to your bank or broker will not affect the outcome of Proposal 1 (Election of Directors). Likewise, because broker non-votes are not deemed entitled to vote on Proposal 3, they will not affect outcome of this proposal.

Shares Not Present in Person or by Proxy at the Annual Meeting. Shares not present in person or by proxy at the Annual Meeting will not be counted for purposes of determining a quorum at the Annual Meeting and will have no impact on the outcome of any of the proposals to be voted upon at the Annual Meeting.

Expenses of Proxy Solicitation

Officers, directors and other employees of the Company may solicit proxies in person or by regular mail, electronic mail, facsimile transmission or personal calls. These persons will receive no additional compensation for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses.

The Company will pay all of the expenses of soliciting proxies to be voted at the Annual Meeting. Banks, brokerage firms and other custodians, nominees or fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. They will be reimbursed for their reasonable out-of-pocket expenses incurred in that regard.

Voting Methods

Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 22, 2026.

Vote on the Internet

If you have Internet access, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on the secure website. If you vote on the Internet, you do not have to mail in a proxy card.

Vote by Telephone

You can also vote by telephone by calling 1-800-690-6903. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not have to mail in a proxy card.

Vote by Mail

If you received printed proxy materials and choose to vote by mail, complete, sign and date the proxy card included with a paper copy of this Proxy Statement, and return it to the attention of the Company’s Secretary at the Company’s offices, at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603. Please allow sufficient time before the date of the Annual Meeting for mailing if you decide to vote by mail.

Vote at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

If you submit a proxy by telephone or via the Internet you should not return the proxy card included with a paper copy of this Proxy Statement. If you hold your shares through a bank, broker or other nominee you should follow the voting instructions you receive from your bank, broker or other nominee.

Revocability of Proxy

If you are the holder of record for your shares, you may revoke your proxy at any time before it is exercised at the Annual Meeting by taking either of the following actions: (i) delivering to the Company’s Secretary a revocation of the proxy or a new proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting; or (ii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy. Stockholders may also revoke a prior proxy submitted by telephone or on the Internet by providing later voting instructions for voting of a later proxy prior to 11:59 P.M. Eastern Time the night of the last business day, June 22, 2026, before the date of the Annual Meeting.

Recommendation of the Board of Directors

The Board of Professional Diversity Network recommends that Professional Diversity Network stockholders vote FOR the election of each nominee for director (Proposal 1), FOR the ratification of the Company’s selection of SR CPA & Co. as the Company’s independent registered public accounting firm (Proposal 2), and FOR the advisory vote on executive compensation (Proposal 3).

PROPOSAL 1: NOMINATION AND ELECTION OF DIRECTORS

Nominees for Director

The Board has nominated the seven persons listed below to be elected as directors at the Annual Meeting. Directors are to be elected by a plurality vote of the voting power of the Common Stock present in person or by proxy at the Annual Meeting to serve until the next Annual Meeting and until their successors have been duly elected and qualified. All of the nominees are currently members of the Board.

The following table provides the name, age and position of each of our nominees of the Board as of the date of this Proxy Statement. There are no family relationships between our executive officers and directors or nominees.

Name	Age	Position
Shaikh Ali Sultan AI Nuaimi	35
Cheung Wai Kee	52	Director (1), (3)
Yiran Gu	36
Haixia Lu	33	Director (2)
Tai Song	52	Director (2), (3)
Sze Lok Patrick Wong	53	Director (1)
Hao (Howard) Zhang	57	Director (1) (2), (3), Chairman of the Board

(1)	Member of our audit committee. (the “Audit Committee”)
(2)	Member of our compensation committee. (the “Compensation Committee”)
(3)	Member of our nominating and corporate governance committee. (the “Nominating Committee”)

Set forth below is the name of each nominee for election to the Board, as well as each such person’s age, his or her current principal occupation (which has continued for at least the past five years unless otherwise indicated) together with the name and principal business of the company that employs such person, if any, the period during which such person has served as a director of the Company, all positions and offices that such person holds with the Company and such person’s directorships over the past five years in other companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or companies registered as an investment company under the Investment Company Act of 1940 and the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of the Company.

Shaikh Ali Sultan AI Nuaimi has served as our director since November 2025. He is a distinguished member of the Ajman Royal Family and currently serves as managing director of the Al Nuaimi Group of Companies, a diversified family-owned conglomerate in the United Arab Emirates (“UAE”) with business interests in education, hospitality, construction, engineering, real estate, transportation, and sports. His Highness also serves as a director of BOF Acquisition Tech Corporation, a Cayman Islands exempted company. Since 2015, he has overseen the group’s strategic direction, investment portfolio, and international expansion, working closely with the Chairman and other senior executives to drive sustainable growth. Prior to this role, Shaikh Ali served as senior manager of government relations and business development at Ajman Bank and as controller at the Ajman Department of Finance. He holds a master of business administration from the Canadian University of Dubai, UAE, and a bachelor of science in finance from Portland State University, Oregon.

Cheung Wai Kee has served as our director since May 2025. He has also served as Financial Controller and Company Secretary of China Kingstone Mining Holdings Ltd. (HK stock code: 1380), a public company listed on the Hong Kong Stock Exchange (“HKSE”), since July 2013. He previously served as Financial Controller and Company Secretary of another HKSElisted company, Glory Flame Holdings Limited (HK stock code: 8059), from May 2016 to May 2024, and as Deputy Financial Controller of Man Sang International Limited (HK stock code: 0938). He earned his bachelor’s degree in Accounting from the University of Hong Kong and his master’s degree in Corporate Finance from the Hong Kong Polytechnic University. Mr. Cheung is a Certified Public Accountant in Hong Kong and a fellow member of the Association of Chartered Certified Accountants (ACCA).

Yiran Gu has served as our director and Chief Financial Officer since August 2025. She brings extensive experience in corporate strategy, operational governance and financial oversight to us. Ms. Gu has also served as a director and chief strategy officer at Koala Malta Limited since July 2021, where she leads corporate strategy, operational governance, capital planning, and investor relations initiatives in the international financial services sector. From September 2019 to June 2021, she was purchasing manager and chief operating officer at GNET Tech Holdings Limited in London, responsible for procurement strategy, vendor management, and communications. Earlier in her career, Ms. Gu worked as a college counselor at Sichuan Normal University, focusing on student advising and career planning. She holds a master of arts degree from the University of York and a bachelor of arts degree from China West Normal University.

Haixia Lu has served as our director since July 2025. She has also served as a Project Management Specialist and Head of the Health Education Unit at Novartis Pharmaceuticals, a position she has held since January 2020. In this role, she leads cross-functional teams to deliver patient-focused health programs, manages project timelines and budgets, and develops health education content. Previously, Ms. Lu worked as a Public Health Administration Specialist at Wuhan First Hospital and Wuhan University People’s Hospital. Ms. Lu earned a Bachelor’s Degree in Public Health Administration and a dual degree in Accounting from Wuhan University of Science and Technology, providing her with valuable expertise in both public health and financial matters.

Tai Song has served as our director since May 2025. He is a seasoned executive with over 20 years of experience in international business management, market expansion, and strategic resource development. He has served as General Manager of Sino American Energy SPA, a company based in Chile, since 2018. He gained experience in business management, investment, and marketing while serving as an investor and project leader at Beijing United Ty Asia Information Co., Ltd. from 2008 to 2016, and as General Manager of the China Fingerprint Lock Technology & Information Center of Shanghai E-Yang Biometric Technology Co., Ltd. from 2004 to 2010. He holds a bachelor's degree in Computer Science from Jilin University of Technology (now part of Jilin University) in Jilin, China, and a bachelor's degree in Tourism Management from Centennial College in Toronto, Canada.

Sze Lok Patrick Wong has served as our director since October 2025. He has over 20 years of management experience with extensive expertise in auditing, internal control, accounting, and corporate governance. He is currently an independent non-executive director of TBK & Sons Holdings Limited (HKSE: 1960), Aowei Holding Limited (HKSE: 1370), Cocoon Holdings Limited (HKSE: 428), China e-Wallet Payment Group Limited (HKSE: 802), and IVD Medical Holding Limited (HKSE:1931), and serves as company secretary of Wai Hung Group Holdings Limited (HKSE:3321). He previously served as Chief Financial Officer of Oranco, Inc. (OTC: ORNC) and Century Entertainment International Holdings Limited (HKSE: 959), and as company secretary of Unitas Holdings Limited (HKSE:8020). Earlier in his career, Mr. Wong held senior management positions at Crowe Horwath and served as Head of Internal Audit at Intac International Company (NASDAQ: INTN). He is a Fellow of the Institute of Chartered Accountants in England and Wales and the Hong Kong Institute of Certified Public Accountants, and a Certified Information Systems Auditor. Mr. Wong holds a Bachelor of Accounting with honors from The Hong Kong Polytechnic University, a Master of Management from Macquarie Graduate School of Management, and an Executive Doctor of Business Administration from Sabi University.

Hao (Howard) Zhang has been a member of the Board since November 2016, further elected as the Chairman of the Board in March 2020. Mr. Zhang is a private investor based in China. Mr. Zhang has served as a director of Wealth Power Global Trading Limited since June 2015. Mr. Zhang was nominated to our Board under the terms of a stockholders’ agreement entered into between the Company and CFL. The Board believes that Mr. Zhang is a valuable asset to the Board in light of his extensive experience in corporate governance.

Required Vote

In order to be elected to the Board, each nominee must receive a plurality of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting. Stockholders may only vote for or withhold their votes for the election of the nominees to the Board. Votes that are withheld and broker non-votes will have no effect on the election of directors. Unless instructions to the contrary are specified, as permitted by applicable law and the rules of The Nasdaq Stock Market LLC (“Nasdaq”), the proxy holders will vote the proxies received by them “FOR” each of the director nominees.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES AS DIRECTORS.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

Committees of the Board

Audit Committee. The Audit Committee was established for the purpose of overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee’s primary functions are:

●	to assist the Board with the oversight of the Company’s financial reporting process, accounting functions and internal controls; and

●

the appointment, compensation, retention and oversight of the work of any registered public auditing firm employed by the Company for the purpose of preparing or issuing an audit report or related work.

The Audit Committee currently consists of Sze Lok Patrick Wong (Audit Committee Chair), Cheung Wai Kee, and Hao (Howard) Zhang, each of whom is deemed independent under the Nasdaq rules. The Audit Committee held 4 meetings in 2025. The Audit Committee meets periodically with the Company’s independent registered public accounting firm, both with and without management present. The Board has determined that Mr. Sze Lok Patrick Wong is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K under the Exchange Act. A copy of the Audit Committee charter is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.ipdnusa.com. Information on the Company’s website is not incorporated by reference herein.

Compensation Committee. The Compensation Committee operates under a charter approved by the Board. The Compensation Committee’s primary functions are:

●

annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s overall compensation levels based on this evaluation;

●	annually reviewing and approving the annual base salaries and annual incentive opportunities of the Chief Executive Officer and the other executive officers;

●

reviewing and approving the following as they affect the Chief Executive Officer and the other executive officers: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; and (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and

●

monitoring and evaluating matters relating to the compensation and benefits structure of the Company as the Compensation Committee deems appropriate, including: (a) providing guidance to senior management on significant issues affecting compensation philosophy or policy and (b) evaluating whether the risks arising from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company.

The Compensation Committee currently consists of Tai Song (Compensation Committee Chair), Haixia Lu and Hao (Howard) Zhang. The Compensation Committee held one meeting during 2025. The Compensation Committee also has authority to delegate its responsibilities to a subcommittee. The Company and the Compensation Committee may, from time to time, directly retain the services of consultants or other experts to assist the Company or the Compensation Committee, as the case may be, in connection with executive compensation matters. The Compensation Committee does not believe the risks from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company.

A copy of the Compensation Committee charter is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.ipdnusa.com. Information on the Company’s website is not incorporated by reference herein.

Nominating and Corporate Governance Committee. The Nominating Committee operates under a charter approved by the Board. The Nominating Committee’s primary functions are:

●	discharging the responsibilities of the Board relating to the appropriate size, functioning, and needs of the Board, including the identification of qualified individuals to serve as Board members;

●	leadership of the Board in its annual self-evaluation; and

●	development, implementation, and monitoring of the Company’s corporate governance guidelines;

The fulfillment of the Nominating Committee’s primary functions include:

●	leading the search for individuals qualified to serve as members of the Board and conducting the appropriate inquiries with respect to such persons;

●	evaluating the size and composition of the Board and its committees and recommending any changes to the Board;

●	reviewing the qualifications of, and making recommendations regarding, director nominations submitted to the Company by stockholders;

●	reviewing the Board’s committee structure and recommending to the Board for its approval directors to serve as members of each committee; and

●	reviewing and recommending committee slates annually and recommending additional committee members to fill vacancies as needed.

The Nominating Committee currently consists of Hao (Howard) Zhang (Nominating Committee Chair), Cheung Wai Kee, and Tai Song. The Nominating Committee held one meeting during 2025. A copy of the charter of the Nominating Committee is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.ipdnusa.com. Information on the Company’s website is not incorporated by reference herein.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our current directors or executive officers has, during the past ten (10) years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

●

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

●

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as may be set forth in our discussion below in “Transactions with Related Persons,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Attendance at Board and Committee Meetings

During the fiscal year ended December 31, 2025, the Board held a total of 2 meetings in addition to acting by unanimous written consent a number of times. Each member of the Board attended at least 70% of the meetings of the Board and of the committees of which the director was a member during the fiscal year ended December 31, 2025. The Company does not have a policy regarding director attendance at Annual Meetings of stockholders; however, all directors are strongly encouraged to attend. Mr. Hao (Howard) Zhang attended our 2025 Annual Meeting of Stockholders on June 12, 2025 virtually.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our board has determined that each of Shaikh Ali Sultan AI Nuaimi, Cheung Wai Kee, Haixia Lu, Song Tai, Sze Lok Patrick Wong, and Hao (Howard) Zhang are “independent directors” as defined by Nasdaq Rule 5605(a)(2). Under the terms of the stockholders’ agreement between CFL and the Company, CFL has the right to designate one or more director nominees based on its proportionate voting power of our Common Stock. CFL has appointed Mr. Hao (Howard) Zhang as director pursuant to its right under the stockholders’ agreement.

Board Leadership Structure

The Board does not have a policy requiring that the roles of Chief Executive Officer and Chairman of the Board be separate. The Board believes that the Company and its stockholders benefit when the Board is free to determine the most appropriate leadership structure in light of the experience, skills, and availability of directors and the Chief Executive Officer, as well as other circumstances. Mr. Hao (Howard) Zhang was nominated as the Chairman of the Board by CFL pursuant to its right under the Stockholders’ Agreement. Additionally, because six of seven of the Company’s Board members and nominees have been determined by the Board to be “independent,” the Board believes that its current structure provides sufficient independent oversight of management, given the Company’s current size, and therefore, the Board has not designated a lead independent director.

Board’s Role in Management of Risk

The Company faces numerous risks more fully described in the Company’s annual and quarterly reports filed with the SEC. The Company’s management bears responsibility for the day-to-day management of risks the Company faces and for communicating the most material risks to the Board and its committees. The Board, as a whole and through its committees, is responsible for company-wide oversight of risk management. The Board and its committees perform their risk management function principally through the receipt of regular reports, written or verbal, from management and discussions with management regarding risk assessment and risk management. In its risk oversight role, the Board is responsible for satisfying itself that the risk management processes described and implemented by management are adequate and functioning as designed.

Board Nominee Process

The Board has adopted a Nominating Committee Charter, which includes the Company’s general director nomination policies.

The Nominating Committee believes that it is in the best interest of the Company and its stockholders to obtain highly qualified candidates to serve as members of the Board. In addition to any past or future policies adopted by the Board, with respect to director nominations, the Nominating Committee will consider any additional factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

The Nominating Committee is able to assess the effectiveness of the Company’s policy regarding diversity through its regular, required monitoring of the composition of the Board and its committees. Further, in connection with such regular monitoring, the Nominating Committee Charter specifically requires the Nominating Committee to determine whether it may be appropriate to add individuals with different backgrounds or skills to the Board.

The Nominating Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, the Company’s advisors and executive search firms. The Nominating Committee will also consider director candidates recommended by stockholders in accordance with the procedures governing such recommendations in the Company’s bylaws and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources.

Stockholder Communication with the Board of Directors

Stockholders may communicate with one or more directors or the Board as a whole by sending written communications addressed to such person or persons to the Secretary, Professional Diversity Network, Inc., 55 E. Monroe Street, Suite 2120, Chicago, Illinois, 60603, or by sending electronic mail to investors@ipdn.com. All communications will be compiled by the Secretary and relayed to the applicable director or directors.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our corporate website at www.ipdn.com. Any amendment to, or waiver from, a provision of such code of ethics will be posted on our website. Information on the Company’s website is not incorporated by reference herein.

Review of Related Party Transactions

The charter of the Company’s Audit Committee expressly states that the review and approval of related party transactions is among the responsibilities of the Audit Committee, unless otherwise delegated to another committee of the Board consisting solely of independent directors. A related party transaction is a transaction in which the Company is a participant, and the amount exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. The Audit Committee is authorized to engage independent counsel and other advisers as it determines necessary to carry out its duties, including with respect to its review of related party transactions. There are no additional policies stating the standards required to be met for such transactions to be approved; accordingly, the Audit Committee will act within its discretion, subject to its fiduciary and other duties, in deciding whether to approve any related party transaction.

EXECUTIVE COMPENSATION

In this section, we describe our compensation programs and policies and the material elements of compensation for the year ended December 31, 2025 for our Chief Executive Officer, and our most highly compensated executive officers, other than our Chief Executive Officer. We refer to all individuals whose executive compensation is disclosed herein as our “named executive officers” or “NEOs”. As of December 31, 2025, our named executive officers consisted of Xun Wu, who has served as Chief Executive Officer since July 2025, and Yiran Gu, who has served as Chief Financial Officer since August 2025.

Our Compensation Committee is responsible for reviewing and evaluating the components of our compensation programs, including employee base salaries and benefit plans. The Compensation Committee will provide advice and recommendations to the Board on such matters. See “Corporate Governance-Meetings and Committees of the Board of Directors” for further details on the role of the Compensation Committee.

Compensation Consultants

The Company and the Compensation Committee may, from time to time, directly retain the services of consultants and other experts to assist the Company or the Compensation Committee in connection with executive compensation matters. Currently, the Company has not engaged any such compensation consultant.

Overview and Objectives of Compensation Program

The goal of the compensation program for our named executive officers is to retain and reward leaders who create long-term value for our stockholders. This goal affects the compensation elements we use and our compensation decisions. We have designed and implemented our compensation programs for our named executives to:

●	reward them for financial and operating performance;
●	align their interests with those of our stockholders; and
●	encourage them to remain with the Company.

Our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of:

●	salary;
●	non-equity (cash) incentive compensation (“bonus”) based upon annually determined performance criteria;
●

equity incentive compensation consisting of restricted Common Stock and/or options, which may be based upon annually determined performance criteria (which may contain a time based vesting schedule); and

●	other benefits.

In deciding on the type and amount of compensation for each executive, we focus almost exclusively on each executive’s current pay, rather than historic pay. We combine the compensation elements for each executive in a manner we believe optimizes the value for our stockholders and supports the goals of our compensation programs.

The following summarizes the compensation elements we use as tools to reward, retain and align the performance expectations of our named executives.

Base Salary and Discretionary Bonuses

Base salaries for our named executives are designed to provide competitive levels of compensation dependent on the scope of their responsibilities, their leadership skills and values, and their performance. For each named executive officer, we typically also grant discretionary bonuses either in cash and/or equity awards, for the prior year’s performance based upon management’s evaluation and the Compensation Committee’s qualitative assessment of each executive’s performance. This compensation element is in line with the stated goal of our compensation programs, namely retaining and rewarding leaders who create long-term value for our stockholders. The incentives are determined and approved by the Compensation Committee for performance against normalized corporate financial performance measures, such as revenue, Earnings Before Interest, Taxes, Depreciation, and Amortization (“EDITDA”), adjusted EDITDA, and net income, in the committee’s discretion.

Long -Term Compensation — Equity Awards

We emphasize long-term variable compensation at the senior executive level because of our desire to reward effective long-term management and decision making and our desire to retain executive officers who have the potential to impact both our short-term and long-term profitability. We believe that providing Restricted Stock Units (RSUs) and Options are an effective means to focus our named executives on delivering long-term value to our stockholders. RSUs and Options allow us to reward and retain the named executives by offering them the opportunity to receive shares of our stock on the date the restrictions (if any) lapse as long as the named executive continues to be employed by the Company.

Other Compensation

We may provide our named executive officers with other benefits, reflected in the All Other Compensation column in the Summary Compensation Table if applicable, that we believe are reasonable, competitive and consistent with our overall compensation program and goals. The costs of these benefits constitute only a small percentage of each named executive officer’s total compensation. The named executive officers also may participate in the standard health insurance benefits offered to all employees.

Determination of Compensation

As part of our total overall compensation plan, the compensation for our named executive officers depends on the scope of their responsibilities, their leadership skills and values, and their individual performance, as well as the Company’s performance. Decisions regarding salary increases are affected by the named executives’ current salary and the amounts paid within and outside the Company. Base salary rates are reviewed on an annual basis and adjusted when appropriate by the Compensation Committee based upon changes in market conditions and the Company’s performance factors. When making decisions regarding compensation, we focus almost exclusively on each executive’s current pay, rather than historic pay.

The Compensation Committee exercises its discretion in initially making compensation decisions, after reviewing the performance of the Company and evaluating an executive’s prospects and performance during the year against established goals, operational performance, business responsibilities, and current compensation arrangements. The following is a summary of key considerations affecting the determination of compensation for the named executives:

Emphasis on Consistent Performance. Our compensation program provides a greater pay opportunity for executives who demonstrate superior performance for sustained periods of time. The amount of a named executive’s pay reflects the executive’s consistent contribution with the expectation of continued contribution to our success. Our emphasis on performance affects the discretionary annual cash bonus and equity incentive compensation awarded to the named executive. We incorporate current year and expected performance into our compensation decisions and percentage increases or decreases in the amount of annual compensation. For fiscal 2025, the criteria to determine overall compensation remained consistent with prior years and our stated philosophy.

Discretion and Judgment. We generally adhere to our historic practices in determining the amount and mix of compensation elements. Because of our reliance on the achievement of annual Company financial goals in determining the amount of plan-based compensation, short term changes in business performance can have a significant impact on the compensation of the named executive officers. We consider competitive market compensation paid by other companies of similar size and market capitalization, but we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on data of peer companies to determine executive compensation.

We do not have any specific apportionment goal with respect to the mix between equity incentive awards and cash payments. We generally attempt to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives. Our mix of compensation elements is designed to reward recent results and performance through a combination of non-equity (cash) and equity incentive awards. We also seek to balance compensation elements that are based on financial, operational and strategic metrics. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our named executives to deliver superior performance and retain them.

Significance of Company Results. The Compensation Committee primarily evaluates the named executives’ contributions to the Company’s overall performance rather than focusing only on the named executive’s individual function. The Compensation Committee believes that the named executive officers share the responsibility to support the goals and performance of the Company, as the executive members of the Company’s leadership team. While this compensation philosophy influences all of the committee’s compensation decisions, it has the biggest impact on annual non-equity incentive awards and, generally, discretionary bonuses.

Consideration of Risk. Our compensation programs are discretionary, balanced and focused on rewarding performance for both the current year and contributions to achievement of the Company’s long-term strategy. Under this structure, a greater amount of compensation can be achieved through consistent superior performance over sustained periods of time. Long-term incentive plan compensation in the form of restricted stock may be subject to vesting restrictions in whole or in part. We believe this provides strong incentives for our named executive officers to manage the Company for the long term while avoiding excessive risk-taking in the short term. Goals and objectives reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. The elements of compensation are mixed among current non-equity (cash) payments and equity awards. With limited exceptions, the Compensation Committee retains the ability to adjust compensation for quality of performance and adherence to our values. The Company does not believe that its compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Compensation for the Named Executive Officers in 2025

CEO Compensation

Mr. Adam He served as Chief Executive Officer of the Company until July 2025. In determining Mr. He’s compensation for 2025, the Compensation Committee considered his performance as Chief Executive Officer and the Company’s performance in fiscal year 2024. The Compensation Committee also evaluated broader trends in the Company’s performance over prior years, including progress on strategic initiatives, growth and development activities, and overall market conditions, as well as the scope of his responsibilities and his strategic importance to the Company. Mr. He and the Board focused on navigating evolving economic conditions through a performance framework that emphasized: (i) operating effectively in a challenging economic environment, (ii) maintaining and maximizing financial flexibility, (iii) optimizing sustainable cost containment, and (iv) protecting the Company’s reputation and long-term strategy. Based on these considerations, the Compensation Committee determined that Mr. He performed at a high level. For 2025, the Compensation Committee approved an annual base salary of $250,000 for Mr. He. In addition, in recognition of his leadership and performance, Mr. He was granted 4,000 restricted stock units under the Company’s 2023 Equity Compensation Plan, which vested upon the grant date. On June 6, 2025, Mr. He notified the Board of his decision to resign as Chief Executive Officer, effective upon the appointment of his successor. On July 19, 2025, the Board accepted his resignation.

Mr. Xun Wu has served as Chief Executive Officer of the Company since July 22, 2025. In determining Mr. Wu’s compensation, the Board of Directors considered the Company’s leadership transition and the need to ensure continuity in executing its strategic initiatives. The Board evaluated Mr. Wu’s experience, leadership capabilities, and anticipated contributions to the Company’s long-term strategy, including his ability to navigate ongoing economic challenges, maintain operational stability, and support the Company’s strategic transformation initiatives. The Board also considered the Company’s financial condition, market practices, and the importance of aligning executive compensation with stockholder interests. Based on these factors, Mr. Wu’s compensation was structured primarily as equity-based compensation, consisting of shares of Common Stock with an aggregate fair market value of $100,000 for his initial 12-month service period, determined as of the grant date. No separate annual cash bonus or additional equity awards are provided.

Interim CFO or CFO Compensation

Ms. Megan Bozzuto served as Interim Chief Financial Officer of the Company from May 20, 2024, until her resignation on June 6, 2025. In determining Ms. Bozzuto’s compensation, the Board of Directors considered the scope of her responsibilities, her leadership capabilities, and prevailing market conditions for similar interim executive roles. The Board also evaluated the Company’s operational needs during the interim period and the importance of maintaining continuity in financial oversight. Based on these considerations, the Board approved an annualized base salary of $132,000 for Ms. Bozzuto in her role as Interim Chief Financial Officer. No additional bonus or equity compensation was provided. On June 6, 2025, Ms. Bozzuto resigned from her position as Interim Chief Financial Officer, effective immediately.

Ms. Yiran Gu has served as Chief Financial Officer of the Company since August 8, 2025. In determining Ms. Gu’s compensation, the Board of Directors considered her experience in corporate strategy, financial oversight, and operational governance, as well as the Company’s need for strong financial leadership following a period of transition. The Board also evaluated her expected role in strengthening financial reporting, internal controls, and strategic planning processes. In addition, the Board considered market conditions and the importance of aligning executive compensation with long-term stockholder value. Based on these factors, Ms. Gu’s compensation was structured primarily as equity-based compensation, consisting of shares of the Common Stock with an aggregate fair market value of $100,000 for her initial 12-month service period, determined as of the grant date. No separate annual bonus or additional equity awards are provided.

Summary Compensation Table

The following table provides information regarding the compensation earned during the years ended December 31, 2025 and 2024, by the persons who served as our Chief Executive Officer and our most highly compensated executive officers, other than our Interim Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Adam He, Former Chief Executive Officer (2)	2025	$250,000	$-	$6,120	$-	$-	$256,120
	2024	$250,000	$-	$23,600	$-	$-	$273,600

Xun Wu, Chief Executive Officer (3)	2025	$-	$-	$100,000	$-	$-	$100,000

Yiran Gu, Chief Financial Officer (4)	2025	$-	$-	$100,000	$-	$-	$100,000

Megan Bozzuto, Former Interim Chief Financial Officer (5)	2025	$105,367	$-	$-	$-	$-	$105,367
	2024	$126,542	$-	$-	$-	$-	$126,542

(1)

Amounts shown in this column represent stock awards made to each of the named executive officers as a result of the executives’ performance. All amounts reflected are as of the grant date. For further information on these awards, please see the discussion labeled “Overview and Objectives of Compensation Program” herein. The amounts for Stock Awards and Option Awards reflect the aggregate grant date fair value of such awards, computed in accordance with Financial Accounting Standards Board ASC Topic 718. See Note 13 - Stock-Based Compensation to the Consolidated Financial Statements in our fiscal 2025 Annual Report on Form 10-K for additional information concerning the 2023 Equity Compensation Plan and related equity awards and valuation assumptions. The amounts reported for Mr. Wu and Ms. Gu represent the estimated grant date fair value of equity awards relating to awards that are expected to be granted upon the one-year anniversary of their respective employment commencement dates, subject to continued service. As of December 31, 2025, no such awards had been granted. These amounts do not represent equity awards granted during fiscal year 2025. The actual number of shares and grant date fair value will be determined on the date of grant.

(2)	Mr. He served as Chief Executive Officer until July 22, 2025, after which he continued to provide services to the Company in an advisory capacity. His compensation for 2025 reflects his continued service to the Company following his resignation as Chief Executive Officer.

(3)	Mr. Wu has served as Chief Executive Officer of the Company since July 22, 2025.

(4)	Ms. Gu has served as Chief Financial Officer of the Company since August 8, 2025.

(5)	Ms. Bozzuto served as Interim Chief Financial Officer of the Company from May 20, 2024 until her resignation on June 6, 2025. Prior to that, she served as Chief Marketing Officer. Her total compensation for fiscal year 2024 reflects amounts earned in her roles as Chief Marketing Officer and Interim Chief Financial Officer. Following her resignation as Interim Chief Financial Officer, Ms. Bozzuto continued to serve the Company as President of the International Association of Women (IAW), a subsidiary of the Company, at a reduced annualized salary. Her total compensation for fiscal year 2025 reflects amounts earned in her roles as Interim Chief Financial Officer and President of the International Association of Women.

Employment Terms with Named Executive Officers

He’s Employment

On July 18, 2023 (the “He Effective Date”), the Company entered into an employment agreement (the “He Employment Agreement”) with Mr. He, which remains in effect until terminated by either party in accordance with its terms. Under the He Employment Agreement, Mr. He is entitled to an annual base salary of $250,000, subject to adjustment in the sole discretion of the Board of Directors or the Compensation Committee; provided, however, that such base salary may not be reduced during his employment term. Mr. He is also eligible to receive an annual incentive bonus of up to 50% of his base salary, based on the achievement of performance goals established by the Compensation Committee. In addition, Mr. He was granted 12,000 shares of restricted Common Stock under the Company’s equity incentive plan. One-third of the shares vested on the grant date, with the remaining shares vesting in two equal installments on the first and second anniversaries of the grant date, subject to his continued employment through each applicable vesting date. Mr. He is entitled to participate in the Company’s employee benefit plans and programs generally available to senior executives, subject to the terms and conditions of such plans. Mr. He’s Employment Agreement includes customary restrictive covenants, including non-solicitation, non-competition and non-interference obligations during his employment and for a period of 12 months following termination, as well as confidentiality, work product and return of Company property provisions. Under the He Employment Agreement, Mr. He is entitled to severance benefits if his employment is terminated by the Company without “cause” or by Mr. He for “good reason,” each as defined therein. In such event, he is entitled to receive (i) an amount equal to 30 days of his base salary in lieu of providing advanced written notice, (ii) any earned but unpaid bonus for the prior year, (iii) a pro rata portion of any bonus for the year of termination, (iii) salary earned to the date of termination, (iv) benefits accrued to the date of termination, and (v) any expenses for which he is entitled to be reimbursed. Mr. He served as Chief Executive Officer until July 22, 2025, after which he continued to provide services to the Company in an advisory capacity.

Bozzuto’s Employment

On May 20, 2024, the Company appointed Ms. Bozzuto as Interim Chief Financial Officer. In this role, Ms. Bozzuto was entitled to an annualized base salary of $132,000. Ms. Bozzuto is subject to customary restrictive covenants, including non-solicitation, non-competition and non-interference obligations during her employment and for a period of 12 months following termination. On June 6, 2025, Ms. Bozzuto resigned from her position as Interim Chief Financial Officer, effective immediately.

Wu’s Employment

On July 19, 2025, the Board of Directors appointed Xun Wu as Chief Executive Officer, effective July 22, 2025. Mr. Wu’s compensation is structured as equity-based compensation. He is entitled to receive shares of Common Stock with an aggregate fair market value of $100,000 for his initial 12-month service period, determined as of the grant date. Mr. Wu is not eligible for a separate annual bonus. Mr. Wu is subject to customary restrictive covenants, including non-solicitation, non-competition and non-interference obligations during his service and for a period of one year following termination.

Gu’s Employment

              On August 8, 2025, the Company appointed Yiran Gu as Chief Financial Officer. Ms. Gu’s compensation is structured as equity-based compensation. She is entitled to receive shares of Common Stock with an aggregate fair market value of $100,000 for her initial 12-month service period, determined as of the grant date. Ms. Gu is not eligible for a separate annual bonus. Ms. Gu is subject to customary restrictive covenants, including non-solicitation, non-competition and non-interference obligations during her service and for a period of one year following termination.

Outstanding Equity Awards as of December 31, 2025

The following table sets forth the equity awards we have made to our named executive officers that were outstanding as of December 31, 2025.

Option Awards (1)					Stock Awards (2)
Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Option Exercise Price	Option Expiration Date	Number of shares of stock that have not vested	Market Value of shares or units that have not vested
			($)		(#)	($)

Adam He	1,500	-	$44.60	3/11/2029	-	$-
Xun Wu	-	-			-	-
Megan Bozzuto	-	-			-	$-
Yiran Gu	-	-			-	-

(1)

Option Awards were granted pursuant to our 2013 Equity Compensation Plan. See also Note 13 —Stock-Based Compensation to the Consolidated Financial Statements in our fiscal year 2025 Annual Report on Form 10-K for additional information concerning the 2023 Equity Compensation Plan and related Option Awards and valuation assumptions.

(2)	The amounts reported for Mr. Wu and Ms. Gu in the “Stock Awards” column represent the target grant date fair value of equity awards to be granted upon the one-year anniversary of their respective employment commencement dates, subject to continued service. As of December 31, 2025, no equity awards had been granted to Mr. Wu or Ms. Gu, and accordingly, no equity awards were outstanding.

Pay versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed fiscal years. In determining the “compensation actually paid” to our named executive officers in the table below, we are required to make various adjustments to amounts reported in the Summary Compensation Table for this year and in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The “compensation actually paid” data reflected in the table below may not reflect amounts actually realized by our named executive officers. For information concerning the decisions made by our Compensation Committee with respect to compensation for the named executive officers for each fiscal year, please see the disclosure under “Determination of Compensation” above and the other narrative disclosure under the “Executive Compensation” section of this Proxy Statement.

The following table summarizes compensation paid to our principal executive officer (“PEO”) as set forth in our Summary Compensation Table, the adjusted values of compensation actually paid (“CAP”) to our PEO, average compensation paid to our named executive officers other than our PEO as set forth in our Summary Compensation Table, and the adjusted values of average CAP to our named executive officers other than our PEO, each as calculated in accordance with SEC rules, as well as certain Company performance measures, in each case for the two fiscal years ended December 31, 2025 and 2024:

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)	Value of Initial Fixed $100 investment Based on Total Shareholder Return ($)	Net Loss ($)
2025	$356,120	$256,120	$102,684	$52,684	$6	$(6,450,991)
2024	$273,600	$273,600	$126,542	$126,542	$25	$(2,511,965)

In 2024 and through July 2025, Adam He served as our Chief Executive Officer and PEO. Xun Wu has served as our Chief Executive Officer and PEO since July 2025, and Yiran Gu, a named executive officer, or NEO, has served as our Chief Financial Officer since August 2025. Our other NEO was Megan Bozzuto, who served as Interim Chief Financial Officer until June 2025.

The table below provides the adjustments to the Summary Compensation Table (“SCT”) total compensation to arrive at the compensation actually paid to the PEO and the average for non-PEO named executive officers:

PEO
Adjustments to Determine Compensation “Actually Paid” for PEO	2025
Deduction for Amounts Reported under the “Stock Awards” and Option Awards Columns in the SCT	$(106,120)
Increase/deduction in Fair value of Awards Granted during the year that Remain Unvested as of Year end
Increase for Fair Value of Awards Granted during year that Vest during year	6,120
Increase/deduction for change in Fair Value from Prior Year-end to Current Year-end of Awards Granted Prior to the Year that were Outstanding and Unvested as of Year-end	-
Increase/deduction for change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to the Year that Vested during Year	-
Total Adjustments	$(100,000)

Average Non-PEO
Adjustments to Determine Compensation “Actually Paid” for Non-PEO NEOs	2025
Deduction for Amounts Reported under the “Stock Awards” and Option Awards Columns in the SCT	$(100,000)
Increase/deduction in Fair value of Awards Granted during the year that Remain Unvested as of Year end	-
Increase for Fair Value of Awards Granted during year that Vest during year	-
Increase/deduction for change in Fair Value from Prior Year-end to Current Year-end of Awards Granted Prior to the Year that were Outstanding and Unvested as of Year-end	-
Increase/deduction for change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to the Year that Vested during Year	-
Total Adjustments	$(100,000)

The following charts compare the relationship of the compensation actually paid to our CEO and the average compensation actually paid to our named executive officers other than our CEO to our total shareholder return (TSR) and our net income for the periods indicated.

Relationship Between CAP and TSR

Relationship Between CAP and Net Income

Director Compensation

During 2025, we paid our non-employee directors the following fees in cash: (1) $5,000 annual retainer fee, (2) $25,000 of Restricted Stock Units which vest after one year, (3) a $1,000 retainer for those directors serving on the Audit Committee and a $4,000 retainer for the Audit Committee Chair, (4) a $500 retainer for those directors serving on the Compensation Committee and a $1,000 retainer for the Compensation Committee Chair, and (5) a $500 retainer for those directors serving on the Nominating Committee and a $1,000 retainer for the Nominating Committee Chair.

The following table details the total compensation earned by the Company’s non-employee directors in 2025:

	2025
	Fees Earned or	Stock Awards	Total
	Paid in Cash (1)
	($)	($)	($)
Shaikh Ali Sultan AI Nuaimi	6,000	-	6,000
Cheung Wai Kee	3,897	26,301	30,198
Haixia Lu	918	22,603	23,521
Tai Song	3,464	26,301	29,765
Sze Lok Patrick Wong	7,500	-	7,500
Hao (Howard) Zhang	7,666	25,000	32,666

(1)

Amounts shown in the “Fees Earned or Paid in Cash” column represent the sum of all annual board service and committee fees earned or cash payments made to the indicated non-employee directors during the fiscal year ended December 31, 2025. It does not include any expense reimbursement.

(2)

Amounts shown in “Stock Awards” represent Restricted Stock Units granted pursuant to our 2023 Equity Compensation Plan. The amounts for Stock Awards reflect the aggregate grant date fair value of such awards, computed in accordance with Financial Accounting Standards Board ASC Topic 718. See Note 13 — Stock-Based Compensation to the Consolidated Financial Statements in our fiscal 2025 Annual Report on Form 10-K for additional information concerning this plan and related Stock Awards and valuation assumptions.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed SR CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Although the Company’s governing documents do not require the submission of this matter to stockholders, the Board of Directors considers it desirable that the appointment of SR CPA & Co. be ratified by the stockholders. In addition, even if the stockholders ratify the selection of SR CPA & Co., the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company.

Representatives of SR CPA & Co. are expected to attend the Annual Meeting to make such statements as they may desire and respond to appropriate questions that may be asked by stockholders.

The Audit Committee and the Board recommend that you ratify this appointment.

Vote Required

The affirmative vote of a majority of the voting power of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal is required to ratify the selection of SR CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail above, our executive compensation program is comprised principally of salary, long-term equity awards and cash or stock bonuses designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company’s long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 11 of this Proxy Statement. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (r) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we have provided narrative information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers set forth under the caption “Executive Compensation” in this Proxy Statement (including the compensation tables and related narrative discussion).”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

EXECUTIVE OFFICERS

    The following table provides the name, age and position of each of our executive officers. There are no family relationships between or among our executive officers and directors.

Name	Age	Position
Xun Wu	66	Chief Executive Officer
Yiran Gu	36	Chief Financial Officer

Mr. Xun Wu has served as Chief Executive Officer of the Company since July 2025. He brings extensive experience in management and editorial leadership. Since 2011, he has served as the Chief Editor at Wenzhou News Media Center, where he established clear work objectives and standards for news publication quality, managed and coordinated a professional team of reporters, and oversaw the planning and review of major news releases and special content for key projects. These efforts led to multiple awards from news media organizations. Prior to this, he was an Editor at the same organization from 1995 to 2011, responsible for daily news content, layout design, and maintaining high editorial standards. Mr. Wu began his career as a Typesetting & Printing Technician at Wenzhou Daily Printing Factory. He holds a Bachelor’s Degree in Chinese Language and Literature from Wenzhou Normal University and received advanced professional training in electronic publishing systems from Peking University.

Ms. Yiran Gu has served as Chief Financial Officer of the Company since August 2025. She brings extensive experience in corporate strategy, operational governance and financial oversight. Ms. Gu has served as a director and chief strategy officer at Koala Malta Limited since July 2021, where she leads corporate strategy, operational governance, capital planning, and investor relations initiatives in the international financial services sector. From September 2019 to June 2021, she was purchasing manager and chief operating officer at GNET Tech Holdings Limited in London, responsible for procurement strategy, vendor management, and communications. Earlier in her career, Ms. Gu worked as a college counselor at Sichuan Normal University, focusing on student advising and career planning. She holds a master of arts degree from the University of York and a bachelor of arts degree from China West Normal University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 28, 2026 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

The percentage ownership information shown in the table is based upon a total of 10,524,032 shares of Common Stock outstanding as of April 28, 2026.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before the date that is 60 days after the date of this Proxy Statement. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

       Unless otherwise noted below, the address for each person or entity listed in the table is c/o Professional Diversity Network, 55 E. Monroe, Suite 2120, Chicago, Illinois 60603.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1) (2)
5% Stockholders
SHOHAN EVENT ORGANIZERS CO. L.L.C(3)	927,600	8.8%
DEEPTRADE PTY LTD(4)	898,000	8.5%
B&W CAPITAL GROUP LLC(5)	550,000	5.2%
Executive Officers and Directors
Yiran Gu(6)	33,318	*
Hao (Howard) Zhang(7)	20,204	*
Shaikh Ali Sultan AI Nuaimi	-	*
Cheung Wai Kee	-	*
Haixia Lu	-	*
Tai Song	-	*
Sze Lok Patrick Wong	-	*
Xun Wu	-	*
Directors and officers as a group	53,522	0.5%
*	Less than 1%

(1)	The number of shares owned and the beneficial ownership percentages set forth in these columns are based on 10,524,032 shares of Common Stock issued and outstanding as of April 28, 2026. Shares of Common Stock issuable pursuant to options, preferred stock or warrants currently exercisable or exercisable within sixty (60) days are considered outstanding for purposes of computing the percentage beneficial ownership of the holder of such options, preferred stock, or warrants; they are not considered outstanding for purposes of computing the percentage of any other stockholder.

(2)	Percentage of total voting power represents voting power with respect to all shares of Common Stock. The holders of our Common Stock are entitled to one vote per share.

(3)	Represents 927,600 shares of Common Stock held by SHOHAN EVENT ORGANIZERS CO. L.L.C. Antony Kimemia Kuria has voting and investment control over the securities held by SHOHAN EVENT ORGANIZERS CO. L.L.C. The principal business address of SHOHAN EVENT ORGANIZERS CO. L.L.C. is Office No. P2A-E10, Dubai Industrial City, Seih Shuaib 3, Dubai, United Arab Emirates.

(4)	Represents 898,000 shares of Common Stock held by DEEPTRADE PTY LTD. Liu Yang has voting and investment control over the securities held by DEEPTRADE PTY LTD. The principal business address of DEEPTRADE PTY LTD is Unit 811, 2 Quay Street, Haymarket NSW 2000, Australia.

(5)	Represents 550,000 shares of Common Stock held by B&W CAPITAL GROUP LLC. Youjun Guo has voting and investment control over the securities held by B&W CAPITAL GROUP LLC. The principal business address of B&W CAPITAL GROUP LLC is 1209 Orange St, Wilmington, New Castle County, Delaware 19801.

(6)	Represents 33,318 shares of Common Stock held by Yiran Gu, our Chief Financial Officer.

(7)	Represents 20,204 shares of Common Stock held by Hao (Howard) Zhang, our Chairman of the Board.

Cosmic Forwarded Limited Share Ownership

On August 12, 2016, the Company entered into a stock purchase agreement (the “Purchase Agreement”), with CFL, a Republic of Seychelles company wholly-owned by a group of Chinese investors. Pursuant to the Purchase Agreement, the Company agreed to issue and sell to CFL, and CFL agreed to purchase, upon the terms and subject to the conditions set forth in the Purchase Agreement, a number of shares of Common Stock, such that CFL would hold shares of Common Stock equal to approximately 51% of the outstanding shares of Common Stock, determined on a fully-diluted basis, after giving effect to the consummation of the transactions contemplated by the Purchase Agreement (the “CFL Transaction”).

At the closing of the CFL Transaction, the Company entered into a Stockholders’ Agreement, dated November 7, 2016 (the “Stockholders’ Agreement”) with CFL and each of its shareholders: Maoji (Michael) Wang, Jingbo Song, Yong Xiong Zheng and Nan Kou (the “CFL Shareholders”). The Stockholders’ Agreement sets forth the agreement of the Company, CFL and the CFL Shareholders relating to board representation rights, transfer restrictions, standstill provisions, voting, registration rights and other matters following the closing of the CFL Transaction.

On September 22, 2021, the Company entered into a stock purchase agreement with CFL, in which the Company sold 47,438 shares of its Common Stock at a price per share of $21.00 for gross proceeds of approximately $1,000,000. On October 30, 2021, CFL entered into a transfer stock agreement with a former shareholder of the Company to purchase an additional 37,587 shares of its Common Stock.

In December 2023, we entered into a stock purchase agreement with CFL, in which we sold 12,267 shares of our Common Stock at a price per share of $16.30 for gross proceeds of approximately $200,000.

As discussed elsewhere in this Proxy Statement, CFL also has the right to nominate certain number of directors on our Board. As of the date of this Proxy Statement, CFL beneficially owns approximately 2.57% of the Company’s total outstanding Common Stock and has ceased to be a controlling stockholder of the Company. Hao (Howard) Zhang, the Chairman of our board, is the only director nominated by CFL. The decrease in CFL’s percentage of the Company’s total outstanding Common Stock is a result of dilution from other equity offerings.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2025, with respect to shares of our Common Stock that may be issued under our existing equity compensation plans:

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted - average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2013 Equity Compensation Plan (1)	1,500	$44.60	-
2023 Equity Compensation Plan (2)	63,684	—	435,189
Equity compensation plans not approved by our stockholders	—	—	—
Total	65,184	$44.60	435,189

(1) Includes outstanding stock options to purchase shares of our Common Stock pursuant to the Company’s 2013 Equity Compensation Plan, as amended, as approved by our stockholders.

(2) Includes outstanding restricted stock awards pursuant to the Company’s 2023 Equity Compensation Plan, as approved by our stockholders.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is composed of three directors, each of whom is an independent director as defined by applicable law and Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board.

Management is responsible for the Company’s internal controls and the financial reporting process. SR CPA & Co., the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report on those financial statements. The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors.

The Audit Committee has met and held discussions with management and SR CPA & Co. regarding the Company’s audited financial statements, the adequacy of the Company’s internal controls, the results of the audit, the overall quality of the Company’s financial reporting and any other matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Company’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Audit Committee of the Board furnished the foregoing report on its activities during the fiscal year ended December 31, 2025. The report is not deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission (“SEC”) or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the report by reference.

SUBMITTED BY THE AUDIT COMMITTEE

Sze Lok Patrick Wong (Audit Committee Chair)
Cheung Wai Kee
Hao (Howard) Zhang

Independent Registered Public Accounting Firm

Sassetti, LLC (PCAOB ID No. 29) served as the Company’s independent registered public accounting firm from 2022 through July 24, 2025. SR CPA & Co. (Auditor Firm ID No. 7249) has served as the Company’s independent registered public accounting firm since July 25, 2025.

The following table summarizes accounting fees related to professional services rendered to the Company.

Fees:	2025	2024
Audit Fees	$135,000	$130,000
Audit -Related Fees	3,500	600
Tax Fees	-	-
All Other Fees	-	-
Total	$138,500	$130,600

Audit Fees. For the fiscal years ended December 31, 2025 and 2024, the “Audit Fees” reported above were earned or billed for professional services rendered related to the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, services normally provided by the current independent auditors in connection with statutory and regulatory filings and engagements, and comfort letters and consents.

Audit-Related Fees. Audit-related fees consist of professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not included in Audit Fees above.

Tax Fees. Tax fees consist principally of professional services rendered for tax compliance and tax advice. There were no such services rendered during fiscal 2025 or 2024.

All Other Fees. The Company did not pay any other fees for products and services that are not disclosed in the previous categories during fiscal 2025 or 2024.

Pre-Approval Policy and Independence

The Audit Committee has a policy requiring the pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditors. Under the policy, the Audit Committee is to specifically pre-approve any recurring audit and audit-related services to be provided during the following fiscal year. The Audit Committee also may generally pre-approve, up to a specified maximum amount, any nonrecurring audit and audit-related services for the following fiscal year. All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring, and reported to the audit committee at its next scheduled meeting. Permissible non-audit services are to be pre-approved on a case-by-case basis. The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting. The Company’s independent auditors and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Exchange Act, the Company is required to disclose the approval by the Audit Committee of non-audit services performed by the Company’s independent auditors. Non-audit services are services other than those provided in connection with an audit review of the financial statements. During the period covered by this filing, all audit-related fees, tax fees (if any) and all other fees (if any), and the services rendered in connection with those fees, as reported in the table shown above, were approved by the Company’s Audit Committee.

The Audit Committee considered the fact that SR CPA & Co. has not provided non-audit services to us, which the committee determined was compatible with maintaining auditor independence.

TRANSACTIONS WITH RELATED PERSONS

In June 2024, the Company entered into a stock purchase agreement with Eighty-eight Investment LLC, a Delaware limited liability company wholly owned and controlled by Mr. Adam He, our former Chief Executive Officer. This purchase of 100,000 shares of our Common Stock at a price of $4.95 per share provided aggregate proceeds of $495,000. The purchase price represented the last consolidated closing bid price on the Nasdaq Capital Market prior to the execution of the agreement, in accordance with the requirements of Nasdaq Listing Rule 5635(c) and applicable Nasdaq interpretations. Except as set forth in the previous sentence, there have been no transactions since January 1, 2024 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our Common Stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation.”

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2025, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that Ms. Gu and Mr. Wu did not timely file their initial reports on Form 3.

TRANSACTION OF OTHER BUSINESS AT ANNUAL MEETING

As of the date of this Proxy Statement, the Board is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the Annual Meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

FUTURE STOCKHOLDER NOMINATIONS AND PROPOSALS

In order to be included in Professional Diversity Network’s proxy materials for the 2027 annual meeting of stockholders, any proposal must be received by Thursday, December 31, 2026 and otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, Professional Diversity Network’s bylaws establish advance notice procedures with regard to stockholder nominations for the election of directors or other business to be properly brought before an annual meeting. For nominations or other business to be properly brought before the meeting by a stockholder, except in the case where the annual meeting is more than thirty (30) days before or more than sixty (60) days after the one year anniversary of the prior year’s meeting, a stockholder must provide written notice delivered to the Secretary of Professional Diversity Network not less than ninety (90) days nor more than one hundred twenty (120) days before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. Accordingly, any notice of a stockholder nomination or other business to be brought before the next Annual Meeting (other than under Rule 14a-8 as described above) will need to be delivered not later than January 30, 2027 nor earlier than December 31, 2026, in order to be timely given.

The notice must contain specified information and representations concerning the stockholder (and the beneficial owner, if any, on whose behalf the nomination or proposal is made), the nominee(s) or other business.

In addition to satisfying the foregoing requirements under the Company’s bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 24, 2027 (or, if the 2027 annual meeting is more than 30 days before or after the anniversary of this year’s annual meeting, by the later of 60 days prior to the date of the meeting or the tenth day following public disclosure of the date for such annual meeting).

All notices of nominations or proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be sent to Professional Diversity Network, Inc., 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, Attention: Secretary. A copy of the full text of the bylaw provision discussed above may be obtained by writing to the Secretary of Professional Diversity Network.

The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any nominations or proposals that do not comply with these and other applicable requirements.

Because the Company did not have timely notice of any other matters to be brought before the Annual Meeting, the enclosed proxy card confers discretionary authority to vote on any other matters that may be presented at the meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single set of proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

GENERAL INFORMATION

Voting Procedures

All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.

Admission to Annual Meeting

Attendance at the Annual Meeting is limited to stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:30 a.m. Central Time and each stockholder may be asked to present valid picture identification such as a driver’s license or passport. Recording video and taking photographs will not be permitted during the meeting.

By Order of the Board of Directors

/s/ Hao (Howard) Zhang
Hao (Howard) Zhang
Chairman of the Board

Chicago, Illinois

April 30, 2026

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 22, 2026. Have your proxy card in hand when you access the website, and follow the instructions to obtain your records and create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 22, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96228-P52967 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROFESSIONAL DIVERSITY NETWORK, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Shaikh Ali Sultan Al Nuaimi
02) Wai Kee Cheung
03) Yiran Gu
04) Haixia Lu
05) Song Tai
06) Sze Lok Patrick Wong
07) Hao (Howard) Zhang

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V96229-P52967

PROFESSIONAL DIVERSITY NETWORK, INC.
Annual Meeting of Stockholders
June 23, 2026 9:00 AM Central Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Yiran (Bella) Gu, as proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PROFESSIONAL DIVERSITY NETWORK, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, CT on June 23, 2026, at the office of the company located at 55 E. Monroe Street, Suite 2120, Chicago, IL 60603, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side